    STUDENT LOAN FINANCE CORPORATION
    NOTEHOLDERS' STATEMENT PURSUANT TO SECTION 5.23 OF THE INDENTURE AND
    SECTION 21 OF THE SERVICING AGREEMENT (UNAUDITED)

    EDUCATION LOANS INCORPORATED
    STUDENT LOAN ASSET-BACKED CALLABLE NOTES, SERIES 1998-1
    REPORT FOR THE MONTH ENDED FEBRUARY 28, 1998

I.  NOTEHOLDER INFORMATION

A.  IDENTIFICATION OF NOTES

    Series   Description                               Cusip #       Due Date
    ----------------------------------------------------------------------------
    1998-1A  Senior Tax Exempt Auction Rate Notes.... 28139WAB0....June 1, 2020

    1998-1B  Senior Tax Exempt Auction Rate Notes.... 28139WAC8....June 1, 2020

    1998-1C  Senior Tax Exempt Auction Rate Notes.... 28139WAD6....June 1, 2020

    1998-1D  Senior Tax Exempt Auction Rate Notes.... 28139WAE4....June 1, 2020

    1998-1E  Senior Tax Exempt Auction Rate Notes.... 28139WAF1....June 1, 2020

    1998-1F  Senior Tax Exempt Fixed Rate Notes...... 28139WAA2....June 1, 2010

    1998-1F  Senior Tax Exempt Fixed Rate Notes...... 28139WAG9....June 1, 2020

    1998-1G  Senior Taxable Auction Rate Notes....... 280907AF3....June 1, 2020

    1998-1H  Senior Taxable Auction Rate Notes....... 280907AG1....June 1, 2020

    1998-1I  Senior Taxable LIBOR Rate Notes......... 280907AH9....June 1, 2002

    1998-1J  Senior Taxable LIBOR Rate Notes......... 280907AJ5....June 1, 2020

    1998-1K  Subordinate Tax Exempt Fixed Rate Notes. 28139WAH7....June 1, 2020

    1998-1L  Subordinate Taxable LIBOR Rate Notes.... 280907AK2....June 1, 2020


B.  NOTIFICATION OF PREPAYMENTS OF LIBOR RATE NOTES


    Determination Date - March 23, 1998        Record Date - March 31, 1998               Prepayment Date - April 1, 1998
    -----------------------------------        ----------------------------               -------------------------------
                                            Aggregate Payments
             ----------------------------------------------------------------------------------            Principal
                                                  Carry-Over   Interest on Carry-                         Amount After
    Series     Principal           Interest         Amounts      Over Amounts          Total               Prepayment
    ---------------------------------------------------------------------------------------------------------------------
1998-1I        $ 0.00        $   897,539.83         $ 0.00         $ 0.00        $   897,539.83      $   185,000,000.00
1998-1J          0.00          1,172,418.71           0.00           0.00          1,172,418.71          239,600,000.00
1998-1L          0.00            299,546.08           0.00           0.00            299,546.08           59,200,000.00
            -------------    --------------         ------         -------       --------------      --------------------
Total          $ 0.00        $ 2,369,504.62         $ 0.00         $ 0.00        $ 2,369,504.62      $   483,800,000.00
            =============================================================================================================

                                           Payment Per $100,000 Unit
               ----------------------------------------------------------------------------------      Principal Amount
                                                  Carry-Over   Interest on Carry-                     Per $100,000 Unit
    Series     Principal           Interest         Amounts      Over Amounts          Total           After Prepayment
    ---------------------------------------------------------------------------------------------------------------------
    1998-1I     $0.00               $485.16          $0.00          $0.00               $485.16             $100,000.00
    1998-1J      0.00                489.32           0.00           0.00                489.32              100,000.00
    1998-1L      0.00                505.99           0.00           0.00                505.99              100,000.00

               Applicable            Principal
            Interest Rate         Factor After
    Series       On Notes           Prepayment
    ----------------------------------------------
    1998-1I      5.82188%            1.0000000
    1998-1J      5.87188%            1.0000000
    1998-1L      6.07188%            1.0000000

C.  PRINCIPAL OUTSTANDING - FEBRUARY, 1998


                      Principal      Principal             Principal        Principal
                   Outstanding,       Payments          Outstanding,          Paid on
    Series        Feb. 19, 1998   During Month          End of Month    March 2, 1998
    ----------------------------------------------------------------------------------
    1998-1A      $74,900,000.00          $0.00        $74,900,000.00
    1998-1B       50,000,000.00           0.00         50,000,000.00
    1998-1C       50,000,000.00           0.00         50,000,000.00
    1998-1D       50,000,000.00           0.00         50,000,000.00
    1998-1E       50,000,000.00           0.00         50,000,000.00
    1998-1F:
      6-1-10      14,270,000.00           0.00         14,270,000.00
      6-1-20       9,785,000.00           0.00          9,785,000.00
    1998-1G       53,500,000.00           0.00         53,500,000.00
    1998-1H       54,000,000.00           0.00         54,000,000.00
    1998-1I      185,000,000.00           0.00        185,000,000.00            $0.00
    1998-1J      239,600,000.00           0.00        239,600,000.00             0.00
    1998-1K       33,215,000.00           0.00         33,215,000.00
    1998-1L       59,200,000.00           0.00         59,200,000.00             0.00
               -----------------------------------------------------------------------
    Totals      $923,470,000.00          $0.00       $923,470,000.00            $0.00
               =======================================================================


D.  ACCRUED INTEREST OUTSTANDING - FEBRUARY, 1998

                                                                                                    Net Loan Rate for
                                                                        Accrued                      Interest Periods
               Accrued Interest       Interest          Interest       Interest          Interest     Starting April,
                   Outstanding,        Accrued          Payments    Outstanding,       Rate As Of      1998, Based on
    Series        Feb. 19, 1998   During Month      During Month    End of Month     End Of Month       Feb. 28 Calc.
    -------------------------------------------------------------------------------------------------------------------
    1998-1A               $0.00     $78,020.83             $0.00      $78,020.83       3.75000%
    1998-1B                0.00      52,083.33              0.00       52,083.33       3.75000%
    1998-1C                0.00      52,083.33              0.00       52,083.33       3.75000%
    1998-1D                0.00      52,083.33              0.00       52,083.33       3.75000%
    1998-1E                0.00      52,083.33              0.00       52,083.33       3.75000%
    1998-1F:
      6-1-10          35,318.25      23,545.50              0.00       58,863.75       4.95000%
      6-1-20          26,664.13      17,776.08              0.00       44,440.21       5.45000%
    1998-1G                0.00      82,776.39              0.00       82,776.39       5.57000%           6.74%
    1998-1H                0.00      83,550.00              0.00       83,550.00       5.57000%           6.74%
    1998-1I                0.00     296,369.49              0.00      296,369.49       5.76719%           6.74%
    1998-1J                0.00     387,166.31              0.00      387,166.31       5.81719%           6.74%
    1998-1K           93,002.00      62,001.33              0.00      155,003.33       5.60000%
    1998-1L                0.00      98,949.35              0.00       98,949.35       6.01719%           6.74%
             --------------------------------------------------------------------
    Totals          $154,984.38  $1,338,488.60             $0.00    1,493,472.98
             ====================================================================

E.  NOTEHOLDERS' CARRY-OVER AMOUNTS - FEBRUARY, 1998

                  Carry-Over                                       Carry-Over
                    Amounts,      Additions         Payments         Amounts,
    Series     Feb. 19, 1998   During Month     During Month     End of Month
    --------------------------------------------------------------------------
    1998-1G            $0.00          $0.00            $0.00            $0.00
    1998-1H             0.00           0.00             0.00             0.00
    1998-1I             0.00           0.00             0.00             0.00
    1998-1J             0.00           0.00             0.00             0.00
    1998-1L             0.00           0.00             0.00             0.00
               ---------------------------------------------------------------
    Totals             $0.00          $0.00            $0.00            $0.00
               ===============================================================

F.  NOTEHOLDERS' ACCRUED INTEREST ON CARRY-OVER AMOUNTS - FEBRUARY, 1998

                     Accrued       Interest         Interest          Accrued
                   Interest,        Accrued         Payments        Interest,
    Series     Feb. 19, 1998   During Month     During Month     End of Month
    --------------------------------------------------------------------------
    1998-1G            $0.00          $0.00            $0.00            $0.00
    1998-1H             0.00           0.00             0.00             0.00
    1998-1I             0.00           0.00             0.00             0.00
    1998-1J             0.00           0.00             0.00             0.00
    1998-1L             0.00           0.00             0.00             0.00
              ----------------------------------------------------------------
    Totals             $0.00          $0.00            $0.00            $0.00
              ================================================================

II. FUND INFORMATION

A.  RESERVE FUND - FEBRUARY, 1998

                                  Tax Exempt         Taxable           Total
                                ----------------------------------------------
    Balance, Start of Month....      $0.00            $0.00            $0.00
    Funds from Note Issuance...       0.00    18,480,000.00    18,480,000.00
    Withdrawals During Month...       0.00             0.00             0.00
                                ----------------------------------------------
    Balance, End of Month......      $0.00   $18,480,000.00   $18,480,000.00
                                ==============================================

B.  ACQUISITION FUND (UNEXPENDED PORTION) - FEBRUARY, 1998

                                    Tax Exempt         Taxable            Total
                                -----------------------------------------------
    Balance, Start of Month...           $0.00           $0.00            $0.00
    Funds from Note Issuance..  332,170,000.00  572,820,000.00   904,990,000.00
    Initial Portfolio Transfer:
      Principal Acquired......  (85,504,287.86)(501,092,990.84) (586,597,278.70)
      Accruals Acquired.......   (1,425,702.60)  (7,138,287.52)   (8,563,990.12)
    Withdrawals for Acquisition
     of Eligible Loans:
      Principal Acquired......   (1,101,945.40)  (1,483,094.11)   (2,585,039.51)
      Premiums and Related
        Acquisition Costs.....      (16,241.18)     (21,937.80)      (38,178.98)
                               ------------------------------------------------
    Balance, End of Month      $244,121,822.96  $63,083,689.73  $307,205,512.69
                               ================================================

III. STUDENT LOAN INFORMATION

A.  STUDENT LOAN PRINCIPAL OUTSTANDING - FEBRUARY, 1998


                                            Tax Exempt        Taxable             Total
                                      -----------------------------------------------------
Balance, Start of Month ........      $          0.00    $          0.00    $          0.00
Loans Purchased / Originated:
  Initial Portfolio Transfer ...        85,504,287.86     501,092,990.84     586,597,278.70
  Subsequent Additions .........         1,101,945.40       1,483,094.11       2,585,039.51
Capitalized Interest ...........            37,429.56         151,561.58         188,991.14
Less Principal Payments Received          (312,146.01)     (2,931,987.90)     (3,244,133.91)
                                      -----------------------------------------------------
Balance, End of Month ..........      $ 86,331,516.81    $499,795,658.63    $586,127,175.44
                                      =====================================================

B.  COMPOSITION OF STUDENT LOAN PORTFOLIO AS OF FEBRUARY 28, 1998

                                                             Amount
                                                      ---------------
    Aggregate Outstanding Principal Balance ..........$586,127,175.44
    Number of Borrowers ..............................         90,668
    Average Outstanding Principal Balance Per Borrower       $  6,465
    Number of Loans (Promissory Notes) ...............        268,536
    Average Outstanding Principal Balance Per Loan ...       $  2,183
    Repayment Status Loans:
      Weighted Average Remaining Term (Months) .......            103

      Weighted Average Payments Received (Months) ....             27

    Weighted Average Interest Rate ...................           8.26%


C.  DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY LOAN TYPE AS OF
    FEBRUARY 28, 1998

                                                Outstanding           Percent By
                                   Number         Principal          Outstanding
    Loan Type                    Of Loans           Balance              Balance
    ----------------------------------------------------------------------------
    Stafford - Subsidized......   211,582   $367,449,587.56                62.7%
    Stafford - Unsubsidized....    27,558     66,017,660.35                11.3%
    Stafford - Nonsubsidized...     3,258      5,172,710.68                 0.9%
    PLUS.......................    11,676     29,521,862.35                 5.0%
    SLS........................     7,050     17,911,540.68                 3.1%
    Consolidation..............     7,412    100,053,813.82                17.1%
                                ------------------------------------------------
    Total......................   268,536   $586,127,175.44               100.0%
                                ================================================

D.  DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY INTEREST RATE AS OF
    FEBRUARY 28, 1998

                                                     Outstanding     Percent By
                                       Number          Principal    Outstanding
    Interest Rate                    Of Loans            Balance        Balance
    ----------------------------------------------------------------------------
    Less Than 7.00%........               80        $352,144.49           0.1%
    7.00% to 7.49%.........            9,797      14,531,755.79           2.5%
    7.50% to 7.99%.........           17,414      43,432,954.93           7.4%
    8.00% to 8.49%.........          208,037     410,089,053.12          70.0%
    8.50% to 8.99%.........            11,888      35,678,469.23          6.1%
    9.00% to 9.49%.........            21,187      80,790,976.44         13.8%
    9.50% or Greater.......               133       1,251,821.44          0.2%
                                   ---------------------------------------------
    Total..................           268,536    $586,127,175.44        100.0%
                                   =============================================

E.  DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY SCHOOL TYPE AS OF
    FEBRUARY 28, 1998

                                                  Outstanding     Percent By
                                    Number          Principal    Outstanding
    School Type                   Of Loans            Balance        Balance
    -------------------------------------------------------------------------
    Under 4 Year.................   44,103     $73,986,557.05          12.6%
    4 and 5 Year.................  196,317     376,197,075.71          64.2%
    Proprietary..................   18,710      31,123,891.13           5.3%
    Consolidation................    7,412     100,053,813.82          17.1%
    Other / Unknown..............    1,994       4,765,837.73           0.8%
                                  -------------------------------------------
    Total........................  268,536    $586,127,175.44         100.0%
                                  ===========================================

F. DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY BORROWER PAYMENT STATUS AS OF FEBRUARY 28, 1998

                                                  Outstanding     Percent By
                                    Number          Principal    Outstanding
    Borrower Payment Status       Of Loans            Balance        Balance
    ------------------------------------------------------------------------
    School.......................   14,972     $36,629,860.12           6.2%
    Grace........................    4,639      11,304,460.31           1.9%
    Repayment....................  207,757     431,661,608.22          73.6%
    Deferment....................   28,228      72,033,649.04          12.3%
    Forbearance..................   10,581      29,619,160.13           5.1%
    Claims.......................    2,359       4,878,437.62           0.8%
                                 -------------------------------------------
    Total....................      268,536    $586,127,175.44         100.0%
                                 ===========================================

G. DISTRIBUTION OF REPAYMENT STATUS LOANS BY YEAR OF REPAYMENT AS OF FEBRUARY 28, 1998

                                                  Outstanding     Percent By
                                    Number          Principal    Outstanding
    Year of Repayment             Of Loans            Balance        Balance
    ------------------------------------------------------------------------
    First Year..................    42,025    $124,703,708.86          28.9%
    Second Year.................    33,387      94,380,464.71          21.9%
    Third Year..................    32,684      81,929,336.71          19.0%
    Fourth Year and Greater.....    99,661     130,648,097.94          30.3%
                                  ==========================================
    Total.......................   207,757    $431,661,608.22         100.0%
                                  ==========================================

H. DISTRIBUTION OF REPAYMENT STATUS LOANS BY REMAINING TERM AS OF FEBRUARY 28, 1998

                                                  Outstanding     Percent By
                                    Number          Principal    Outstanding
    Remaining Term                Of Loans            Balance        Balance
    ------------------------------------------------------------------------
    1 to 12 Months..........        14,336      $3,542,409.36           0.8%
    13 to 24 Months.........        15,560       8,337,611.09           1.9%
    25 to 36 Months.........        16,873      14,298,090.17           3.3%
    37 to 48 Months.........        17,902      19,895,198.83           4.6%
    49 to 60 Months.........        18,526      25,222,750.89           5.8%
    61 to 72 Months.........        19,142      31,604,045.04           7.3%
    73 to 84 Months.........        16,677      34,296,896.42           7.9%
    85 to 96 Months.........        26,780      62,004,432.86          14.4%
    97 to 108 Months........        26,911      70,666,452.19          16.4%
    109 to 120 Months.......        30,176      89,013,113.28          20.6%
    121 to 180 Months.......         3,612      38,092,503.13           8.8%
    181 to 240 Months.......         1,080      26,726,853.67           6.2%
    241 to 300 Months.......           147       6,023,445.59           1.4%
    Over 300 Months.........            35       1,937,805.70           0.4%
                                 -------------------------------------------
    Total...................       207,757    $431,661,608.22         100.0%
                                 ===========================================

I.  DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY DELINQUENCY STATUS
    AS OF FEBRUARY 28, 1998


                                                        Percent by Outstanding Balance
                                                      ---------------------------------
                                                              Repayment,
                                                              Deferment,
                                           Outstanding       Forbearance
                                Number       Principal   & Claims Status   All Loans in
    Delinquency Status    Of Borrowers         Balance        Loans Only      Portfolio
    -----------------------------------------------------------------------------------
    31 to 60 Days........        3,283  $20,280,180.59             3.8%           3.5%
    61 to 90 Days........        1,740   11,213,633.64             2.1%           1.9%
    91 to 120 Days.......          976    5,712,242.55             1.1%           1.0%
    121 to 180 Days......          182    7,406,941.11             1.4%           1.3%
    181 to 270 Days......          574    3,089,472.69             0.6%           0.5%
    Over 270 Days........            7        2,942.89             0.0%           0.0%
    Claims Filed, Not Yet          374    1,813,582.67             0.3%           0.3%
      Paid...............
                          -------------------------------------------------------------
    Total................        7,136  $49,518,996.14             9.2%           8.4%
                          =============================================================


J. DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY GUARANTEE STATUS AS OF FEBRUARY 28, 1998

                                              Outstanding    Percent By
                                Number          Principal   Outstanding
    Guarantee Status          Of Loans            Balance       Balance
    ----------------------------------------------------------------------
    Guaranteed 100%.....       159,904    $250,174,047.45         42.7%
    Guaranteed 98%......       107,628     335,589,904.70         57.3%
    Unguaranteed........         1,004         363,223.29          0.1%
                            ----------------------------------------------
    Total...............       268,536    $586,127,175.44        100.0%
                            ==============================================

K. DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY GUARANTEE AGENCY AS OF FEBRUARY 28, 1998

                                              Outstanding    Percent By
                                Number          Principal   Outstanding
    Guarantee Agency          Of Loans            Balance       Balance
    ----------------------------------------------------------------------
    EAC......................  142,968    $356,658,177.87         60.8%
    PHEAA....................  105,392     192,584,531.20         32.9%
    Other Guarantee Agencies.   19,172      36,521,243.08          6.2%
    Unguaranteed.............    1,004         363,223.29          0.1%
                              ------------------------------------------
    Total....................  268,536    $586,127,175.44        100.0%
                              ==========================================

L. DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY RANGE OF PRINCIPAL BALANCE AS OF FEBRUARY 28, 1998

                                                          Outstanding      Percent By
                                             Number         Principal     Outstanding
    Principal Balance Range            Of Borrowers           Balance         Balance
    ----------------------------------------------------------------------------------
    Less Than $1,000..............           10,812     $5,487,537.68            0.9%
    $1,000 to $1,999..............           12,381     18,489,525.87            3.2%
    $2,000 to $2,999..............           13,106     32,643,723.41            5.6%
    $3,000 to $3,999..............            8,727     30,414,729.86            5.2%
    $4,000 to $4,999..............            7,121     31,910,083.44            5.4%
    $5,000 to $5,999..............            6,084     33,226,828.57            5.7%
    $6,000 to $6,999..............            4,955     31,949,467.94            5.5%
    $7,000 to $7,999..............            3,604     26,972,277.38            4.6%
    $8,000 to $8,999..............            3,063     26,017,217.57            4.4%
    $9,000 to $9,999..............            2,614     24,819,239.97            4.2%
    $10,000 to $10,999............            2,261     23,687,589.87            4.0%
    $11,000 to $11,999............            2,070     23,742,763.77            4.1%
    $12,000 to $12,999............            1,660     20,743,063.18            3.5%
    $13,000 to $13,999............            1,518     20,470,220.52            3.5%
    $14,000 to $14,999............            1,419     20,556,955.27            3.5%
    $15,000 or Greater............            9,273    214,995,951.14           36.7%
                                       -----------------------------------------------
    Total.........................           90,668   $586,127,175.44          100.0%
                                       ===============================================

M.  DISTRIBUTION OF STUDENT LOAN PORTFOLIO BY BORROWERS' ADDRESS
    AS OF FEBRUARY 28, 1998 (BASED ON ADDRESS AS OF FEBRUARY 28, 1998)

                                                          Outstanding       Percent By
                                             Number         Principal      Outstanding
    State of Borrowers' Address            Of Loans           Balance          Balance
    ----------------------------------------------------------------------------------
    South Dakota..................          111,262   $237,920,621.27            40.6%
    Minnesota.....................           53,739    115,711,624.69            19.7%
    North Dakota..................           23,948     49,653,504.61             8.5%
    Iowa..........................            7,958     18,433,712.55             3.1%
    Nebraska......................            5,780     12,650,453.57             2.2%
    Colorado......................            5,261     11,567,960.04             2.0%
    Washington....................            4,875     10,326,958.39             1.8%
    California....................            4,453      9,834,094.52             1.7%
    Texas.........................            4,201      9,755,540.52             1.7%
    Oregon........................            4,337      8,858,731.54             1.5%
    Wisconsin.....................            3,225      7,758,300.71             1.3%
    Illinois......................            2,940      7,187,259.32             1.2%
    Arizona.......................            3,345      7,119,331.18             1.2%
    Alaska........................            2,336      6,633,704.65             1.1%
    Idaho.........................            2,802      6,028,955.27             1.0%
    Others Less Than 1% Each......           28,074     66,686,422.61            11.4%
                                           -------------------------------------------
    Total.........................          268,536   $586,127,175.44           100.0%
                                           ===========================================

N.  FEES AND EXPENSES ACCRUED FOR / THROUGH  FEBRUARY, 1998

                                                                      For The 0.4
                                                                      Month Ended
                                             February, 1998         Feb. 28, 1998
                                       -------------------------------------------
    Servicing Fees...............               $218,053.96           $218,053.96
    Payroll......................                      0.00                  0.00
    Expenses.....................
    Indenture Trustee Fees.......                      0.00                  0.00
    Broker / Dealer Fees.........                 19,090.27             19,090.27
    Auction Agent Fees...........                  2,655.55              2,655.55
    Other Permitted Expenses.....                     55.81                 55.81
                                       -------------------------------------------
    Total........................               $239,855.59           $239,855.59
                                       ===========================================

O.  PRINCIPAL WRITE-OFFS AND RECOVERIES FOR / THROUGH  FEBRUARY, 1998

                                                                     For The 0.4
                                                                     Month Ended
                                             February, 1998         Feb. 28, 1998
                                             -------------------------------------
    Principal Write-Offs:
      2% Losses on 98% Claims....                 $2,042.61             $2,042.61
      Other Write-Offs...........                    260.04                260.04
    Recoveries...................                      0.00                  0.00
                                             -------------------------------------
    Net Write-Offs...............                 $2,302.65             $2,302.65
                                             =====================================

P.  RATIO OF ASSETS TO LIABILITIES AS OF FEBRUARY

                                                        Amount
                                                 ----------------
    Total Indenture Assets.......                $928,972,769.19
    Total Indenture Liabilities..                 925,379,044.28
                                                 ---------------
    Ratio........................                         100.39%
                                                 ===============